CAPITAL MANAGEMENT (Tables)	12 Months Ended
Dec. 31, 2022
Capital Management
SCHEDULE OF CAPITAL STRUCTURE

	As of December 31,
	2022	2021
	RMB’000	RMB’000
Interest-bearing bank borrowings	—	—
Note payable	8,775	—
Amounts owed to related parties	1,291	36,348
Total debts	10,066	36,348
Less: Cash and cash equivalents (excluding restricted bank balances)	(3,936)	(27,880)
Net debts	6,130	8,548
Equity attributable to shareholders of the Company	1,047	61,943
Gearing ratio	585%	13.8%